Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield Energy Infrastructure Fund

Supplement dated October 14, 2020 to the Fund’s Summary Prospectus,
Prospectus and Statement of Additional Information,
each dated January 28, 2020, as supplemented and amended to date

On October 13, 2020, the Board of Trustees of Brookfield Investment Funds (the “Trust”), on behalf of its series, Center Coast Brookfield Energy Infrastructure Fund (the “Fund”), approved a proposal to liquidate the Fund (the “Liquidation”). On or about October 30, 2020 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust.  In preparation for the Liquidation, the Fund may deviate from its investment objective and principal investment strategies.

For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

If you should have any questions regarding the Liquidation, please contact the Fund (toll free) at 1-855-244-4859.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus, Prospectus or SAI.

Please retain this Supplement for reference.